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                                                                    EXHIBIT 10.3

                          FUTURELINK DISTRIBUTION CORP.

                    DEBENTURE AND WARRANT PURCHASE AGREEMENT

THIS DEBENTURE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of March 2, 1999, by and between FUTURELINK DISTRIBUTION CORP., a Colorado corporation ("Seller") and AUGUSTINE FUND, LP, an Illinois corporation ("Buyer"), with respect to the following facts:

A) Seller desires to sell to the Buyer, and Buyer desires to purchase from the Seller up to $500,000 of a 8% Convertible Debenture (the "Debentures") for the Common Stock of the Seller at an exercise price per share equal to the lesser of 80% of the average of the closing price of the Common Stock of the Seller as quoted on the NASD Electronic Bulletin Board for the three trading days prior to i) the Initial Funding Date or ii) the Conversion Date; and

B) $50,000 of Warrants to purchase shares of the Seller's Common Stock (the "Warrants") at an exercise price per share equal to the average of the closing price of the Common Stock of the Seller as quoted on the NASD Electronic Bulletin Board for the three trading days prior to the Initial Funding Date (as hereinafter defined), in the form of Exhibits A and B hereto, respectively, (collectively, the "Securities"), upon the terms and conditions as set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES. Seller hereby sells the Securities to Buyer, and Buyer hereby purchases the Securities from Seller. Seller is acquiring the Securities as Nominee and intends to resell the Securities to its customers.

2. PURCHASE PRICE. The total purchase price (the "Purchase Price") for the Securities shall be up to Five Hundred Thousand Dollars ($500,000), payable in cash in accordance with the terms, conditions and procedures set forth herein.

3.      TRANSFER OF SECURITIES AND DELIVERY OF PURCHASE PRICE.

3.1

        a) On the Initial Funding Date, the Buyer will advance Five Hundred Thousand Dollars ($500,000) which is to be used for working capital; provided that;

                i. The Seller shall file with the United States Securities and Exchange Commission (the "SEC") within 45 days of the Initial Funding Date: (A) an appropriate form to register its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Securities Act"), and (B) the registration statement described in Section 6 below to register for resale under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a portion of the shares of Common Stock issuable upon conversion or exercise of the Securities.



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        The amount advanced shall be represented by a Debenture(s) in the form of Exhibit A hereto for the amount advanced; provided that Debentures, at the Buyer's request may be issued in amounts of One Hundred Thousand Dollars ($100,000) or multiples thereof, whether issued at the Initial Funding Date of any Subsequent Funding Date. The Seller shall also deliver to the Buyer on the Initial Funding Date, the Warrants in the form of Exhibit B hereto.

3.2

On the Initial Funding Date, Seller shall issue to the Buyer, for Buyer's own account, $50,000 of Warrants of the Seller exercisable at a per share price equal to the average of the closing price of the Common Stock of the Seller as quoted on the NASD Electronic Bulletin Board for the three trading days prior to the Initial Funding Date, in the form of Exhibit B hereto.

3.3

On the Initial Funding Date, the Seller and the Buyer shall enter into the Escrow Agreement in the form of Exhibit C hereto, with Brobeck Phleger & Harrision LLP as Escrow Agent.


4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Buyers as follows:

4.1

Any Common Stock of Seller issuable upon conversion of or as payment of interest pursuant to the Debentures and the exercise of the Warrants will be duly and validly issued fully paid and nonassessable Common Stock of the Seller.

4.2

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Seller has full corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Seller is duly qualified to do business as a foreign corporation in each jurisdiction to which the failure to be so qualified could have a material adverse effect on the Seller.

4.3

The Seller has and will have at the Initial Date, all required legal and corporate power and authority to execute and deliver this Agreement and the Exhibits hereto, to sell and issue the Securities and all Common Stock underlying the Securities hereunder, and to carry out and perform its obligations under the terms of the Agreement and the Exhibits hereto.

4.4

The authorized capital stock of the Seller consists of (a) 100,000,000 shares of Common Stock, par value $.0001 per share, of which 29,300,318 shall be issued and outstanding as of the Initial Funding Date and, (b) 5,000,000 shares of Preferred Stock, no par value per share, none of which are issued and outstanding immediately prior to the Initial Funding Date.




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4.5

All corporate action on the part of the Seller, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Exhibits hereto, the authorization, sale, issuance and delivery of the Securities and all underlying Common Stock and the performance of all of the Seller's obligations hereunder and under each of the Exhibits hereto shall be duly taken by the Seller. This Agreement, when executed and delivered by the Seller, constitutes and each of the Exhibits thereto shall, when executed and delivered, constitute, a valid and binding obligation of the Seller, enforceable in accordance with their terms except for bankruptcy and equitable remedies. The Common Stock when issued in compliance with the Securities shall be validly issued, fully paid and non-assessable. The Securities are free of any liens, claims or encumbrances; provided, however, that they will be subject to restrictions on transfer under applicable state and/or federal securities laws as set forth herein. The issuance of the Securities will not be subject to any preemptive rights or rights of first refusal, or result in any default of, or conflict with, the Articles of Incorporation or Bylaws of the Seller, any contract or agreement to which the Seller is a party or by which it is bound of any other obligation or commitment of the Seller.

4.6

The Seller has delivered to the Buyer the reviewed balance sheet and statements of operations and cash flows of the Seller as of and for the period ended September 30, 1998 (the "Financial Statements"). The Financial Statements are complete and correct and have been prepared in accordance with the books and records of the Seller on a consistent basis. The Financial Statements accurately set out, present fairly and describe the consolidated financial condition and operating results of the Seller as of the dates, and during the periods, indicated therein.

4.7

The Seller has no liabilities or obligations of any kind, absolute, contingent or otherwise, except (a) the liabilities and obligations set forth in the Financial Statements, (b) liabilities and obligations which have been incurred subsequent to September 30, 1998, in the ordinary course of business and consistent with past practice.

4.8

The Seller has good and marketable title to its properties and assets, and has good title to all it leasehold forecasts, in each case subject to no lien, claim or encumbrance other than (a) the lien of current taxes not yet due and payable,
(b) possible minor liens and encumbrances which do not in any case or in the aggregate materially detract from the value of the property subject thereto or materially impair the operations of the Seller, and which have not arisen otherwise than in the ordinary course of business. The assets and properties of the Seller are adequate to conduct the operations currently conducted and proposed to be conducted by it. The Seller enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The leasehold improvements of the Seller and all of their tangible personal property, machinery, equipment, fixtures and inventories used in the ordinary course of business are in good repair and in good operating condition, reasonable wear and tear excluded.




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4.9

The Seller is not in violation of any term of its Articles of Incorporation or Bylaws, or of any material term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, including without limitation any Material Contract. The Seller is in compliance with all judgments, decrees, governmental orders, laws, statutes, rules and regulations by which it is bound or to which it or any of its properties or assets is subject, except where the failure to comply would not have a material adverse effect on the Seller. The Seller has all permits, licenses, franchises and authorizations (collectively, the "License") which are required by law and/or necessary to operate its business as conducted or proposed to be conducted, except where the failure to have any such License would not have a material adverse effect on the Seller. All such Licenses were validly issued and are in full force and effect. The Seller is in compliance in all material respect with all of its Licenses and no suspension, revocation or termination of any License is pending or, to the knowledge of the Seller, thereafter. The execution, delivery and performance of and compliance with this Agreement and the Exhibits thereto, and the issuance of the Securities have not resulted and will not result in any violation of, or conflict with, or constitute a material default under, (a) the Articles of Incorporation or Bylaws of the Seller or (b) assuming the accuracy of the representations and warranties of the Seller set forth in hereto, any applicable law, statute, rule, regulation or License, or (c) any agreement, contract, franchise or instrument to which the Seller is a party, and has not resulted and will not result in the creation of, any Lien upon any of the properties or assets of the Seller.

4.10

The Seller has good and marketable titles to, or valid and continuing rights and licenses to use, all patents, patent rights, trade secrets, trademarks, trademark rights, service marks, trade names, copyrights, franchises, licenses, permits, inventions, customer lists, and all rights with respect to the foregoing, which are necessary for the operation of its business as presently conducted and now proposed to be operated (collectively, the "Intangible Property"). To the Seller's knowledge, the conduct of business of the Seller as now operated and as now proposed to be operated does not and will not conflict with any valid intellectual property right of others. The Seller has not received any notices of any claim against it that any of its operations, activities, products or publications infringes on any patent, trademark, trade name, copyright or other property right of a third party or that it is illegally or otherwise using the trade secrets or any property rights of others. The Seller has no knowledge that any licensor of it has any disputes with or claims against any third party for infringements by such third party of any trade name or other Intangible Property.

4.11

There are no actions, suits, proceedings or investigations pending against the Seller or its properties before any court or governmental agency (nor, to the best of the Seller's knowledge, is there any reasonable basis therefore or threat thereof) that has not been disclosed to the Buyer.

4.12

To the best of the Seller's knowledge, no employee of the Seller is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee with Seller.




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4.13

All agreements material to the business of the Seller ("Material Contracts") are valid, binding and in full force and effect in all material respects. The Seller and, to the best of the Seller's knowledge, each other party to a Material Contract have in all material respects performed all the obligations required to be performed by them, have received no notice of default under any Material Contract.

4.14

The Seller: (a) has accurately prepared and timely filed all tax returns that are required to have been filed by it with all appropriate federal, state, country and local governmental agencies (and all such returns fairly reflect the Seller's operations for tax purposes); and (b) has paid in full or made adequate provision on the financial Statements for the payment of all taxes.

4.15

None of this Agreement (including the Exhibits hereto), any instruments, certificate or report furnished to the Shareholder when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading. The Seller knows of no information or fact that has and/or could have a material adverse effect on it that has not been disclosed to the Buyer.


5. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE BUYER. The Buyer hereby represents and warrants to and covenants and agrees with the Seller the following:

5.1

The Buyer has the full power and authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by the Buyer will constitute a valid and legally binding obligation of the Buyer, enforceable in accordance with its terms except for bankruptcy and equitable remedies.

5.2

This Agreement is made with the Buyer in reliance upon such Buyer's representation to the Company, which by such Buyer's execution of this Agreement such Buyer hereby confirms, that the Securities to be purchased by such Buyer and the Common Stock issuable upon conversion of the Debenture or upon exercise of the Warrant will be acquired for investment for such Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Buyer further represents that such Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities to be purchased by such Buyer and the Common Stock issuable upon conversion of the Debenure or upon exercise of the Warrant. The Buyer has not been formed for the specific purpose of acquiring the Debenture or the Warrant.




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5.3

The Buyer understands that the Debenture and the Warrant are not, and any Common Stock acquired on conversion of the Debenture or upon exercise of the Warrant at the time of issuance may not be, registered under the Securities Act.

5.4

The Buyer represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

5.5

The Buyer is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Buyer is able to bear the economic risk of this investment, and has such knowledge and experience in financial and business matters that such Buyer is capable of evaluating the merits and risks of the investment in the securities to be purchased hereunder. The Buyer is purchasing the Securities pursuant to this Agreement for investment purposes for its own account and not with a view to, or for resale in connection with, any distribution thereof, within the meaning of Section 2(11) of the Securities Act.

5.6

The Buyer understands that the Debenture and the Warrant and any Common Stock issued upon conversion of the Debenture or upon exercise of the Warrant are characterized as "restricted securities" under applicable U.S. federal and state securities laws. The Buyer understands that the Debenture and the Warrant and Common Stock issuable upon conversion of the Debenture or upon exercise of the Warrant may not be sold except in compliance with the Securities Act and applicable state securities laws.

5.7

The Buyer understands that the Debenture and the Warrant, and any securities issued in respect thereof or exchange therefor, may bear one or both of the following legends.

        A. "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE FEDERAL AND STATE SECURITIES LAWS."

        B. Any legend required by the blue sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

5.8

The Purchase Price to be paid by Buyer to Seller for the Securities has been determined by Buyer as fair and appropriate based solely upon Buyer's independent investigation and due diligence of the Seller, and neither the Seller nor any of its agents, including, without limitation, any of their officers, directors, employees, accountants and attorneys, has made any representations or warranties whatsoever in




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connection with the sale of the Securities by the Seller to the Buyer, except as specifically set forth herein. The Buyer has had sufficient opportunity in connection with the sale of the Securities to review the Seller's business and affairs (including, without limitation, the Seller's financial statements and other information) and to inquire of the Seller's management with respect thereto. The Buyer has had answered to its satisfaction any questions with respect to the Seller's business and affairs. The Buyer further has had the opportunity to obtain independent financial, legal, accounting, business, tax and other appropriate advice with respect to the transactions contemplated by this Agreement, and is not relying upon the Seller or any of its agents in any manner in connection with same.

5.9

The Buyer has reviewed with his/her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Buyer is relying solely on such advisors and not on any statements or representations of the Seller or any of its agents and understands that the Buyer (and not the Seller) shall be responsible for the Buyer's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.10

The Buyer acknowledges that it has had this Agreement and the transactions contemplated by this Agreement reviewed by its own legal counsel. The Buyer is relying solely on such counsel and not on any statements or representations of the Seller or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.


6.      REGISTRATION UNDER THE SECURITIES ACT.

6.1

As soon as possible after the date (but in no case prior to the Initial Funding
Date), the Seller will include in an appropriate form of registration statement filed under the Securities Act for resale by the potential holders (the "Buyer") the following shares of Common Stock, but only Common Stock, of the Seller (collectively, the "Securities");

        i. One hundred fifty percent (150%) of the shares underlying the Debenture, assuming the aggregate outstanding Principal Sum was Five Hundred Thousand Dollars ($500,000) based on a Conversion Price per share equal to eighty percent of the closing prices for the Common Stock of the Seller for the three trading days prior to the Initial Funding Date; and

        ii. One hundred percent (100%) of the shares underlying the Warrants to purchase Fifty Thousand Dollars ($50,000) of the Common Stock of the Seller based on an exercise price per share equal to the closing price for the Common Stock of the Seller for the three trading days prior to the Initial Funding Date.



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6.2

The Seller shall use its best efforts to cause the registration statement provided for in Section 6.1 hereof to become effective under the Act no later than the ninetieth (90th) day after March 31, 1999. Should the registration statement not become effective on the 90th day after March 31, 1999, then the Seller shall pay to the Buyer a penalty equal to .067 of a percent of the Initial Funding Amount for each day following the 90th day after March 31, 1999, that the registration statement is not effective.

6.3

The following provision of this Section 6 shall also be:

        i. The Seller shall file the registration statement at its own expense and without charge to the Buyer. The Buyer shall, however, bear the fees of his own counsel and any transfer taxes applicable to the Securities sold by it pursuant thereto.

        ii.     The Seller's agreements with respect to the Securities in this
                Section 6 shall continue by effect regardless of the conversion and surrender of the Debenture or any exercise of the Warrants or the underlying Common Stock, except for any such underlying Common Stock sold pursuant to a registration statement under the Act or sold pursuant to Rule 144.

7. ENTIRE AGREEMENT. This agreement, and the Exhibits hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

8. CHOICE OF LAW AND VENUE. This Agreement shall be governed by and construed under the laws of the State of Delaware, USA, without regard to choice of laws, in force from time to time. Any proceeding arising out of this Agreement shall be brought in Delaware, USA and all parties hereby consent to the jurisdiction of the courts in Delaware.

9. ATTORNEY'S FEES. On the Initial Funding Date, the Seller agrees to pay $2,500.00 to Foley & Lardner, legal counsel to the Buyer. In any action to enforce this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable costs, including, without limitation, attorneys' fees.

10. PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assigns, heirs and legal representatives.

11. NOTICES. Except as otherwise provided herein, all notices, instructions or other communications required or permitted hereunder shall be in writing and sent by registered mail, postage prepaid, addressed as follows:

        To: FutureLink

        300, 250 - 6th Avenue S.W.
        Calgary, AB, Canada   T2P 2T5
        Fax:  [removed]
        Attention:  Mr. Raghu Kilambi
        Chief Financial Officer



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        To: Augustine Fund, LP

        [removed]

or such other address, telephone numbers of contact persons as shall be furnished in writing by such party to the other parties hereto. Any such notice, instruction or communication shall be deemed to have been given three (3) business days after the date mailed by registered mail or if sent by fax, upon electronic confirmation or receipt.

12. GENDER. Masculine nouns and pronouns shall include feminine nouns and pronouns.

13. ATTORNEY'S FEES. The Seller agrees to pay all costs and expenses, including without limitation reasonable attorney's fees, which may be incurred by the Buyer in collecting any amount due under the Debenture or in enforcing any of the Buyer's conversion rights as described herein.

14. INDEMNIFICATION. The Seller shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions hereof and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Securities Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Securities Act or otherwise, arising from or relating to (a) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Seller shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in a registration statement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

           SELLER:                      FUTURELINK DISTRIBUTION CORP.


                                        By: [signed: R. Kilambi]
                                           -------------------------------------


                                        As: Chief Financial Officer
                                           -------------------------------------



           BUYER:                       AUGUSTINE FUND, LP


                                        By: [signed: Thomas F. Duszynski]
                                           -------------------------------------


                                        As: CFO, Augustine Capital Management
                                        Inc., GP
                                        ----------------------------------------



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